UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2014

WESTERN REFINING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices and zip code)
(915) 534-1400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
On March 7, 2014, Western Refining, Inc. (“Western” or the “Company”) provided a notice to The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) under the Senior Indenture dated as of June 10, 2009, as supplemented by a Supplemental Indenture dated as of June 10, 2009, and the holders (the “Noteholders”) of the Company’s 5.75% Convertible Senior Notes due 2014 (the “Securities”) informing the Trustee and the Noteholders of the Company’s election, with respect to all conversions requested by Noteholders in accordance with the terms of the Indenture that are received by the Conversion Agent on or after March 20, 2014, to settle conversions of the Securities through the issuance of shares of the Company’s common stock, par value $0.01 per share (and cash in lieu of any fractional shares). At the current conversion rate of 105.2394 for each $1,000 of principal amount of the Securities, the Company expects to deliver 22,630,154 shares of common stock to satisfy conversions of the Securities. The conversion rate is subject to further adjustment prior to maturity of the Securities, and therefore the number of shares of common stock the Company delivers may change. A copy of such notice and related press release are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Cautionary Statement on Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements which are protected as forward looking statements under the Private Litigation Securities Reform Act of 1995. The forward-looking statements contained herein include statements about the anticipated method for settling the Company’s 5.75% Convertible Senior Notes due 2014, including the conversion rate and number of shares that are anticipated to be issued to satisfy conversions. These statements are subject to the general risks inherent in the Company’s business and its expectations may or may not be realized. Some of the Company’s expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, the Company’s business and operations involve numerous risks and uncertainties, many of which are beyond its control, that could materially affect the Company’s financial condition, results of operations and cash flows. Additional information relating to the uncertainties affecting the Company’s business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made, and the Company does not undertake any obligation to (and expressly disclaims any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Item 9.01    Financial Statements and Other Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Notice to the Trustee dated March 7, 2014

99.2	Press Release dated March 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By: /s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Chief Financial Officer

Dated: March 7, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to the Trustee dated March 7, 2014

99.2	Press Release dated March 7, 2014